                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No.      )
                                            -----

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                          Central Bancorporation, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Margaret E. Holland
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14A-6(I)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     3)  Filing Party:

         -----------------------------------------------------------------------

     4)  Date Filed:

         -----------------------------------------------------------------------

                          CENTRAL BANCORPORATION, INC.
                               777 WEST ROSEDALE
                            FORT WORTH, TEXAS 76104

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 3, 1996

     Notice is hereby given that pursuant to the call of its Board of Directors, the Annual Meeting of Shareholders of Central Bancorporation, Inc. (the "Corporation") will be held at Central Bank & Trust, 777 West Rosedale, Fort Worth, Texas, on April 3, 1996, at 2:00 p.m., for the purpose of considering and voting on the following matters:

     1. To elect the eight (8) persons listed in the Proxy Statement dated March 7, 1996, accompanying this Notice, to serve as directors of the Corporation.

     2. To approve the appointment of KPMG Peat Marwick as the Corporation's independent auditors for the fiscal year ending December 31, 1996.

     3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     Only those shareholders of record at the close of business on March 5, 1996 are entitled to notice of and to vote at the Annual Meeting of Shareholders or at any adjournment or adjournments thereof.

     All shareholders are urged to sign, date and return as promptly as possible the enclosed proxy in the enclosed postage-paid envelope. It is important that as many shares as possible be represented at the Annual Meeting of Shareholders. Consequently, whether or not you expect to be present, please execute and return the enclosed proxy.

                              By Order of the Board of Directors,

                              /s/ J. Andy Thompson

                              J. Andy Thompson, Chairman of the
                              Board and Chief Executive Officer

March 7, 1996
Fort Worth, Texas

                          CENTRAL BANCORPORATION, INC.
                               777 WEST ROSEDALE
                            FORT WORTH, TEXAS 76104
                             TELEPHONE 817-347-8100

                           PROXY STATEMENT FOR ANNUAL
                            MEETING OF SHAREHOLDERS

                                 April 3, 1996

     The following information is furnished to the shareholders of Central Bancorporation, Inc. (the "Corporation") in connection with the solicitation by the Board of Directors of the Corporation (the "Board") of proxies to be used at the Annual Meeting of Shareholders of the Corporation to be held at Central Bank & Trust, 777 West Rosedale, Fort Worth, Texas on April 3, 1996, at 2:00 p.m., and at any adjournment or adjournments thereof. This Proxy Statement and accompanying proxy are being mailed on or about March 7, 1996 to the shareholders of the Corporation.

                              GENERAL INFORMATION

     The close of business on March 5, 1996 has been fixed as the record date for determining the shareholders entitled to vote at the Annual Meeting of Shareholders.

     The Annual Meeting of Shareholders is called for the purposes of (i) electing the directors of the Corporation to serve for the ensuing year; (ii) approving the appointment of KPMG Peat Marwick as the independent auditors of the Corporation for the fiscal year ending December 31, 1996; and (iii) transacting such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Corporation a written revocation thereof or a duly executed proxy bearing a later date.

     Shares represented by each signed proxy received by the Board will be voted in accordance with the direction specified by the shareholder, and if no direction is specified, such shares will be voted "FOR" each proposal of the Board.

     The cost of soliciting proxies will be borne by the Corporation. The solicitation will be made by mail. The Corporation will also supply brokerage firms and other custodians, nominees and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses in connection therewith. Certain directors, officers and employees of the Corporation, not specifically employed for the purpose, may solicit proxies, without remuneration therefore, by mail, telephone, telegraph or personal interview.

                     OUTSTANDING SHARES AND VOTING RIGHTS

          At the close of business on March 5, 1996, the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting of Shareholders, the Corporation had 2,616,723 shares of common stock, $2.50 par value (the "Common Stock"), issued and outstanding.

          The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum at the Annual Meeting of Shareholders.

          Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Corporation owned of record at the close of business on March 5, 1996. Cumulative voting for directors is not permitted.

                               BOARD OF DIRECTORS

          Various meetings of the Board are held each year, including an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board has established an Executive Committee, a Compensation and Benefits Committee (the "Compensation Committee"), an Audit Committee and a Pension Fund Committee.

EXECUTIVE COMMITTEE

          Members: J. Andy Thompson (Chairman), Ervin D. Cruce and F. D. Thompson, Jr.

          The function of the Executive Committee is to manage the business and affairs of the Corporation to the extent delegated to the Executive Committee by the Board and otherwise in accordance with the bylaws of the Corporation and applicable law.

COMPENSATION COMMITTEE

          Members: Ervin D. Cruce (Chairman), Nancy W. Smith and F. D. Thompson, Jr., none of whom is an officer of the Corporation. Mr. Thompson is a former officer of the Corporation.

          The function of the Compensation Committee is to make recommendations to the Board with regard to the base salary, incentive compensation and other compensation of the executive officers and directors of the Corporation and its subsidiaries. The Compensation Committee also administers the 1988 Incentive Stock Option Plan of the Corporation. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Grants, Exercises and Holdings."

AUDIT COMMITTEE

          Members: Nancy W. Smith (Chairman) and Richard L. Brown, neither of whom is an officer of the Corporation.

          The functions of the Audit Committee are to (i) meet with the independent auditors of the Corporation to review the annual audit and its results, (ii) oversee the implementation of internal audit controls and procedures for the Corporation and its subsidiaries, and (iii) make recommendations to the Board as to the engagement of the independent auditors of the Corporation.

PENSION FUND COMMITTEE

          Member:  Stuart W. Murff (Chairman).

          The function of the Pension Fund Committee is to administer the noncontributory defined benefit plan of the Corporation and its subsidiaries.

DIRECTORS' COMPENSATION

          The Corporation compensates its directors on the following basis: (i) each director is paid a retainer fee in the amount of $6,000 upon election or re-election to the Board, (ii) each director is paid $300 for each meeting of the Board attended, and (iii) each director is also paid $100 for attendance at each meeting of a committee of the Board and $250 for attendance at and chairing of a meeting of such a committee.

          Honorary directors receive an annual directors' fee in the amount of $1,000.

          Central Bank & Trust compensates its directors on the following basis:
(i) each director who is not a director of the Corporation is paid a retainer fee in the amount of $2,500 upon election or re-election to the Board of Directors of Central Bank & Trust, (ii) each director is paid $200 for each meeting of the Board of Directors of Central Bank & Trust attended, and (iii) each director is also paid $100 for attendance at each meeting of a committee of the Board of Directors and $250 for attendance at and chairing of a meeting of such a committee.

          Directors who are officers of the Corporation and/or Central Bank & Trust are not paid the retainer fees or fees for board or committee meeting attendance.

          In addition to the foregoing, the following consulting fees were paid members of the Board during fiscal year 1995:

                                      CONSULTING
               DIRECTOR                FEE PAID

               Ervin D. Cruce           $24,000

               F. D. Thompson, Jr.      $30,000

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

          During fiscal year 1995 there were six (6) meetings of the Board, no meetings of the Executive Committee, two (2) meetings of the Compensation Committee, five (5) meetings of the Audit Committee, and one (1) meeting of the Pension Fund Committee. Each director, except Richard L. Brown, attended at least seventy-five percent (75%) of the total number of meetings of the Board and each committee of the Board of which he or she was a member during fiscal year 1995.

                     PROPOSAL NO. 1:  ELECTION OF DIRECTORS

          The bylaws of the Corporation provide that the Board shall be comprised of not more than fifteen (15) members and that each director shall be elected to serve until the next Annual Meeting of Shareholders and until his successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his predecessor or until the next election of directors by the shareholders of the Corporation.

          Names of the nominees for directors and other information about them appears in the following table. All of the nominees, except Robert M. Doby, Jr., are now directors of the Corporation and all nominees have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. However, the Board has no reason to anticipate that any of the nominees will not be able to serve, if elected.

  Name and Age of
  Nominee; Years                  Principal Occupation for Past
Served as Director               Five Years; Other Directorships
------------------               -------------------------------

 J.  Andy Thompson     Mr. J. Andy Thompson is currently serving as the
       Age 52          Chairman of the Board of Directors and Chief
Director Since 1979    Executive Officer of the Corporation.  He has
                       served as Chairman of the Executive Committee since April 1990. From April 1993 to April 1994 he served as President of the Corporation. He has served as a director of Central Bank & Trust since
                       January 1975, and served as a director of North
                       Fort Worth Bank from January 1974 until its merger with and into Central Bank & Trust in March 1992.
                       In January 1988 he became Chairman of the Board and Chief Executive Officer of Central Bank &
                       Trust; he also served as Chairman of the Board and Chief Executive Officer of North Fort Worth Bank from January 1988 until its merger with and into Central Bank & Trust in March 1992. Mr. Thompson was also managing partner of Thompson Financial, Ltd. from 1983 to June 1995.

  Name and Age of
  Nominee; Years                  Principal Occupation for Past
Served as Director               Five Years; Other Directorships
------------------               -------------------------------

  Ervin D. Cruce       Mr. Ervin D. Cruce is a business consultant and an
      Age 64           individual investor.  During 1991, he was a gener-
Director Since 1985    al partner in the firm of Cruce & O'Brien.  From
                       April 1985 to present, he has been a limited partner in the general partners of Investment
                       Limited Partnership, and from April 1985 to Decem-ber 1990 was an employee of or consultant to the partnership. He is also a director of J. Baker, Inc., a publicly-held corporation. He was a partner in the firm of KPMG Peat Marwick, certi-fied public accountants, from May 1953 to March
                       1985.


  Robert M. Doby, Jr.  Mr. Robert M. Doby, Jr. is a shareholder in the
       Age 54          firm of Simon, Anisman, Doby & Wilson, P.C., which
       Nominee         is engaged in the practice of law.  He has served
                       as a director of Central Bank & Trust since Janu-ary 1985. He previously served as a director of the Corporation from 1989 to April 1993.


   Stuart W. Murff     Mr. Stuart W. Murff has served as President of the
       Age 44          Corporation since April 1994 and as Vice Chairman
 Director Since 1994   of Central Bank & Trust since February 1993.  From
                       1982 to 1993 he served as a principal in a bank consulting firm, as well as president of a bank data processing company. He has served as a director of Central Bank & Trust since January
                       1993.


   Nancy W. Smith      Mrs. Nancy W. Smith has been engaged in private
       Age 64          investments since April 1984.  She has served as a
 Director Since 1979   director of Central Bank & Trust since 1961.


   C. Rhea Thompson    Mr. C. Rhea Thompson has been the owner and opera-
        Age 55         tor of the Thompson Ranch, a cattle ranch located
 Director Since 1992   in southern Utah, since 1990.  He was President
                       and a director of Flying Colors Advertising, Inc., an advertising company located in Santa Clara, California, from 1992 to 1994, and President and a director of Raw Data, Inc., a computer software development company located in Santa Clara, Cali-fornia, from 1992 to 1994. Mr. Thompson was also a general partner of Thompson Financial, Ltd. from 1983 to June 1995.

  Name and Age of
  Nominee; Years                  Principal Occupation for Past
Served as Director               Five Years; Other Directorships
------------------               -------------------------------

 F. D. Thompson, Jr.   Mr. F. D. Thompson, Jr. has served as an officer
      Age 59           of the Corporation in various capacities since
 Director Since 1979   1980, and served as a Vice President of the Corpo-
                       ration until April 1991. He has also served as a director of Central Bank & Trust since 1964 and of North Fort Worth Bank from 1968 until its merger with and into Central Bank & Trust in March 1992.
                       Mr. Thompson is also President and a director of Dick Thompson Enterprises, Inc., owner of Honda
                       West, an authorized dealer for American Honda
                       Motor Co., Inc. Mr. Thompson was also a general partner of Thompson Financial, Ltd. from 1983 to June 1995.


  Kelly R. Thompson    Mr. Kelly R. Thompson has served as a Senior Vice
       Age 36          President of the Corporation since April 1994.  He
 Director Since 1986   served as a Senior Vice President of Central Bank
                       & Trust from June 1991 to December 1994, and served as a Vice President of the Corporation from May 1991 to April 1992. He also served as a director of Central Bank & Trust from January 1986 to January 1991 and of North Fort Worth Bank from
                       January 1986 until its merger with and into Cen-tral Bank & Trust in March 1992.

   No family relationships exist among the named executive officers and directors of the Corporation, except as follows: J. Andy Thompson, F. D. Thompson, Jr. and C. Rhea Thompson are brothers. F. D. Thompson, Jr. is the father of Kelly R. Thompson, and J. Andy Thompson and C. Rhea Thompson are the uncles of Kelly R. Thompson.

   No director of the Corporation, other than Ervin D. Cruce, is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of
Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended. Mr. Cruce is a director of J. Baker, Inc., a publicly-held corporation.

   The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting or any adjournment(s) thereof is necessary for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a majority of the shares of Common Stock represented at the Annual Meeting, the eight (8) persons receiving the greatest number of votes will be elected as directors.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE EIGHT (8) PERSONS NAMED ABOVE.

             PROPOSAL NO. 2:  APPOINTMENT OF INDEPENDENT AUDITORS

   It is proposed that the appointment by the Board of Directors of the firm of KPMG Peat Marwick as the independent auditors of the Corporation for the fiscal year ending December 31, 1996 be approved. KPMG Peat Marwick has served as the Corporation's independent auditors since 1983. A representative of such firm is expected to be present at the meeting. He will be available to answer questions and will be afforded an opportunity to make a statement, if desired.

   The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting or any adjournment(s) thereof is necessary for the approval of the appointment of KPMG Peat Marwick as independent auditors of the Corporation for the fiscal year ending December 31, 1996.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF KPMG PEAT MARWICK AS THE INDEPENDENT AUDITORS OF THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                       ACTION TO BE TAKEN UNDER THE PROXY

   The accompanying proxy will be voted "FOR" the election of the eight (8) persons recommended by the Board and named under "PROPOSAL NO. 1: ELECTION OF DIRECTORS" as nominees for directors of the Corporation, and "FOR" the approval of the appointment of KPMG Peat Marwick as the Corporation's independent auditors for the fiscal year ending December 31, 1996, unless the proxy is marked in such a manner as to withhold authority to so vote.

   The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting of Shareholders. If, however, any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the meeting from time to time.

                                STOCK OWNERSHIP

BY MANAGEMENT

   The following table shows beneficial ownership of shares of Common Stock of the Corporation by all current directors, nominees for director, and executive officers of the Corporation named under the caption "EXECUTIVE COMPENSATION AND OTHER INFORMATION," individually, and, together with all current executive officers of the Corporation, as a group, at December 31, 1995.

---------------------------------------------------------
                             Amount and
 Name of Individual          Nature of
    or Number of             Beneficial         Percent
  Persons In Group         Ownership/(1)/      of Class
---------------------------------------------------------
J. Andy Thompson         162,467 shares/(2) /      6.18%

Stuart W. Murff            3,223 shares               *

Brian W. Garrison         10,444 shares/(3) /         *

Michael J. Tyler           3,599 shares               *

Tom F. Turner             20,117 shares/(4) /         *

Richard L. Brown         650,584 shares/(5) /     24.86%

Ervin D. Cruce             3,893 shares               *

Robert M. Doby, Jr.        5,187 shares/(6) /         *

Nancy W. Smith           240,072 shares/(7) /      9.17%

C. Rhea Thompson          35,710 shares/(8) /      1.36%

F. D. Thompson, Jr.       34,073 shares/(9) /      1.30%

Kelly R. Thompson         17,261 shares/(10)/         *

All executive          1,186,630 shares/(11)/     44.95%
officers, directors
and nominees as a
group (12 persons)

-------------------------

*    Less than 1% of all the issued and outstanding shares of Common Stock.

(1) Based on information furnished by persons named and, except as otherwise indicated below, each person has sole voting power with respect to all shares of Common Stock owned by such person.

(2) Includes 47,991 shares of Common Stock owned of record; 9,100 shares of Common Stock owned by Mr. Thompson's wife; 19,973 shares of Common Stock held as attorney-in-fact for Mr. Thompson's sons; 13,178 shares of Common Stock held as Custodian under the Uniform Gift to Minors Act for the benefit of third parties; 60,170 shares of Common Stock held by 777 Company, of which Mr. Thompson is a partner; 945 shares of Common Stock held in self-directed trusts for Mr. Thompson and his wife; and 11,110 shares of Common Stock which Mr. Thompson has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1988 Incentive Stock Option Plan of the Corporation. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Grants, Exercises and Holdings."

(3) Includes 7,349 shares of Common Stock owned of record; 2,832 shares of Common Stock held in a self-directed trust for Mr. Garrison; and 263 shares of Common Stock owned by Mr. Garrison's children.

(4) Includes 100 shares of Common Stock owned of record; 8,017 shares of Common Stock held in a self-directed trust for Mr. Turner; and 12,000 shares of Common Stock which Mr. Turner has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1988 Incentive Stock Option Plan of the Corporation. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Grants, Exercises and Holdings."

(5) Includes 1,725 shares of Common Stock owned of record; and 648,859 shares of Common Stock held by three trusts for which Mr. Brown serves as trustee.

(6) Includes 737 shares of Common Stock owned of record; 266 shares of Common Stock owned by Mr. Doby's wife; and 4,184 shares of Common Stock owned by the Robert M. Doby, Jr. P.C. Profit Sharing Trust.

(7) Includes 676 shares of Common Stock owned of record; 8,500 shares of Common Stock owned by Mrs. Smith's husband; and 230,896 shares of Common Stock owned by LNW Family, L.P., of which Mrs. Smith is managing general partner.

(8) Includes 31,520 shares of Common Stock owned of record; 2,540 shares of Common Stock owned by Mr. Thompson's wife; and 1,650 shares of Common Stock held in self-directed trusts for Mr. Thompson and his wife.

(9) Includes 32,876 shares of Common Stock owned of record; and 1,197 shares of Common Stock owned by Mr. Thompson's wife.

(10) Includes 10,712 shares of Common Stock owned of record; 375 shares of Common Stock owned by Mr. Thompson's wife; 1,938 shares of Common Stock held in self-directed trusts for Mr. Thompson; 4,040 shares of Common Stock owned by Mr. Thompson's daughters; and 196 shares of Common Stock held by Kemp Livestock and Investment, of which Mr. Thompson is a partner.

(11) Includes 23,110 shares of Common Stock with respect to which certain executive officers of the Corporation have a right to acquire beneficial ownership within sixty (60) days from the date hereof through the exercise of options granted under the 1988 Incentive Stock Option Plan of the Corporation. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Grants, Exercises and Holdings."

BY OTHERS

     The following table sets forth certain information with respect to shareholders of the Corporation who were known to be beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock as of December 31, 1995.


--------------------------------------------------------------
                            Amount and Nature
   Name and Address of        of Beneficial    Percent of
     Beneficial Owner        Ownership/(1)/       Class
--------------------------------------------------------------

Richard L. Brown                 650,584/(2)/    24.86%
500 West Seventh Street,
Suite 1800
Fort Worth, Texas 76102

B. G. Jenkins                    487,592/(3)/    18.63%
3916 Thistle
Fort Worth, Texas 76109

LNW Family, L.P.                 230,896          8.82%
705 Rivercrest Drive
Fort Worth, Texas 76107

Nancy W. Smith                   240,072/(4)/     9.17%
705 Rivercrest Drive
Fort Worth, Texas 76107

Fred D. Thompson                 654,444/(5)/    25.01%
401 Hazelwood Drive
Fort Worth, Texas 76107

J. Andy Thompson                 162,467/(6)/     6.18%
777 West Rosedale
Fort Worth, Texas 76104

--------------------

(1) Based on information furnished by persons and entities named and, except as otherwise indicated below, each person and entity has sole voting power with respect to all shares of Common Stock owned by such person or entity.

(2)  See footnote (5) under "STOCK OWNERSHIP - By Management."

(3) Includes 6,089 shares of Common Stock owned of record; 4,961 shares of Common Stock owned by Mr. Jenkins' wife; and 476,542 shares of Common Stock held by three trusts for which Mr. Jenkins serves as co-trustee.

(4)  See footnote (7) under "STOCK OWNERSHIP - By Management."

(5) Includes 5,074 shares of Common Stock owned of record; and 649,370 shares of Common Stock held by six trusts for which Mr. Thompson serves as trustee or co-trustee.

(6)  See footnote (2) under "STOCK OWNERSHIP - By Management."

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities to file reports of ownership with the Securities and Exchange Commission.

     Based upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation, management of the Corporation has determined that during fiscal year 1995 the following directors, officers or ten percent (10%) beneficial shareholders of Common Stock of the Corporation failed to timely file with the Securities and Exchange Commission one or more required reports on Form 3, 4 or 5 regarding transactions in securities of the Corporation:

                               NUMBER     NUMBER OF
          REPORTING PERSON   OF REPORTS  TRANSACTIONS

           Stuart W. Murff        1           1

     To the best knowledge of management of the Corporation, during fiscal year 1995 no director, officer or ten percent (10%) beneficial shareholder of Common Stock of the Corporation failed to file with the Securities and Exchange Commission any required reports on Form 3, 4 or 5 regarding transactions in securities of the Corporation.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Corporation and its subsidiaries, to or on behalf of the Corporation's Chief Executive Officer and each of the four other most highly compensated executive officers of the Corporation (determined as of the end of the last fiscal year) (hereafter referred to as the "named executive officers") for the fiscal years ended December 31, 1993, 1994 and 1995:

                 SUMMARY COMPENSATION TABLE



                        ANNUAL COMPENSATION
-----------------------------------------------------------------

                                                                      All Other
        Name and             Year    Salary($)           Bonus($)   Compensation($)
   Principal Position                /(1)(2)(3)/                       /(4)(5)(6)/
-----------------------------------------------------------------------------------------
J. Andy Thompson             1995  $     213,006         $110,000     $      4,931
Chairman of the Board and    1994  $     200,375         $ 85,000     $      5,095
Chief Executive Officer      1993  $     191,076         $ 76,400     $      4,297

Stuart W. Murff              1995  $     172,244         $ 75,000     $      4,940
President                    1994  $     160,000         $ 60,000     $      4,075
                             1993  $     146,667/(7)/    $ 56,000     $     24,990/(8)/

Brian W. Garrison            1995  $     161,046         $ 15,000     $      4,922
Vice Chairman of Central     1994  $     161,046         $ 15,000     $      5,095
Bank & Trust                 1993  $     161,046         $ 26,000     $      3,696

Michael J. Tyler             1995  $     102,750         $ 35,000     $      3,253
Senior Vice President,       1994  $     100,000         $ 28,000     $      3,071
Chief Financial Officer      1993  $      97,500         $ 28,000     $      2,303
and Treasurer

Tom F. Turner                1995  $     147,324         $ 28,000     $      4,922
President of Central         1994  $     147,324         $ 28,000     $      4,158
Bank & Trust                 1993  $     147,324         $ 24,000     $      3,237


------------------------

(1) The total amounts shown in this column for 1995 consist of salaries paid for services rendered to the Corporation and its subsidiaries, including amounts deferred as follows: (i) Mr. Thompson, $9,240 deferred under the Corporation's 401(k) Plan for Employees of Central Bancorporation, Inc. and Affiliates, a defined contribution plan (the "401(k) Plan") and $4,375 deferred under the Corporation's EDC Plan (see detailed discussion at page 24 of this Proxy Statement); (ii) Mr. Murff, $9,000 deferred under the 401(k) Plan; (iii) Mr. Garrison, $9,000 deferred under the 401(k) Plan;
     (iv) Mr. Tyler, $9,240 deferred under the 401(k) Plan; and (v) Mr. Turner, $9,000 deferred under the 401(k) Plan and $4,200 deferred under the Corporation's EDC Plan.

(2) The total amounts shown in this column for 1994 consist of salaries paid for services rendered to the Corporation and its subsidiaries, including amounts deferred as follows: (i) Mr. Thompson, $9,240 deferred under the 401(k) Plan and $4,375 deferred under the Corporation's EDC Plan; (ii) Mr. Murff, $9,240 deferred under the 401(k) Plan; (iii) Mr. Garrison, $9,240 deferred under the 401(k) Plan; (iv) Mr. Tyler, $9,240 deferred under the 401(k) Plan; and (v) Mr. Turner, $7,366 deferred under the 401(k) Plan and $4,200 deferred under the Corporation's EDC Plan.

(3) The total amounts shown in this column for 1993 consist of salaries paid for services rendered to the Corporation and its subsidiaries, including amounts deferred as follows: (i) Mr. Thompson, $7,643 deferred under the 401(k) Plan and $4,375 deferred under the Corporation's EDC Plan; (ii) Mr. Garrison, $6,442 deferred under the 401(k) Plan; (iii) Mr. Tyler, $4,469 deferred under the 401(k) Plan; and (iv) Mr. Turner, $6,753 deferred under the 401(k) Plan and $4,200 deferred under the Corporation's EDC Plan.

(4)  The total amounts shown in this column for 1995 consist of the following:
     (i) Mr. Thompson, $4,509 for a matching contribution by the Corporation under the 401(k) Plan and $422 in premium payments with respect to term life insurance for the benefit of Mr. Thompson; (ii) Mr. Murff, $4,517 for a matching contribution by the Corporation under the 401(k) Plan and $422 in premium payments with respect to term life insurance for the benefit of Mr. Murff; (iii) Mr. Garrison, $4,500 for a matching contribution by the Corporation under the 401(k) Plan and $422 in premium payments with respect to term life insurance for the benefit of Mr. Garrison; (iv) Mr. Tyler, $2,957 for a matching contribution by the Corporation under the 401(k) Plan and $296 in premium payments with respect to term life insurance for the benefit of Mr. Tyler; and (v) Mr. Turner, $4,500 for a matching contribution by the Corporation under the 401(k) Plan and $422 in premium payments with respect to term life insurance for the benefit of Mr. Turner.

(5)  The total amounts shown in this column for 1994 consist of the following:
     (i) Mr. Thompson, $4,620 for a matching contribution by the Corporation under the 401(k) Plan and $475 in premium payments with respect to term life insurance for the benefit of Mr. Thompson; (ii) Mr. Murff, $3,600 for a matching contribution by the Corporation under the 401(k) Plan and $475 in premium payments with respect to term life insurance for the benefit of Mr. Murff; (iii) Mr. Garrison, $4,620 for a matching contribution by the Corporation under the 401(k) Plan and $475 in premium payments with respect to term life insurance for the benefit of Mr. Garrison; (iv) Mr. Tyler, $2,747 for a matching contribution by the Corporation under the 401(k) Plan and $324 in premium payments with respect to term life insurance for the benefit of Mr. Tyler; and (v) Mr. Turner, $3,683 for a matching contribution by the Corporation under the 401(k) Plan and $475 in premium payments with respect to term life insurance for the benefit of Mr. Turner.

(6)  The total amounts shown in this column for 1993 consist of the following:
     (i) Mr. Thompson, $3,822 for a matching contribution by the Corporation under the 401(k) Plan and $475 in premium payments with respect to term life insurance for the benefit of Mr. Thompson; (ii) Mr. Garrison, $3,221 for a matching contribution by the Corporation under the 401(k) Plan and $475 in premium payments with respect to term life insurance for the benefit of Mr. Garrison; (iii) Mr. Tyler, $1,828 for a matching contribution by the Corporation under the 401(k) Plan and $475 in premium payments with respect to term life insurance for the benefit of Mr. Tyler; and (iv) Mr. Turner, $2,762 for a matching contribution by the Corporation under the 401(k) Plan and $475 in premium payments with respect to term life insurance for the benefit of Mr. Turner.

(7)  Mr. Murff became an employee of the Corporation in February 1993.

(8) Consists of premium payments with respect to term life insurance in the amount of $435 and payments in the amount of $24,555 paid in 1993 for consulting services rendered prior to employment by the Corporation.

OPTION GRANTS, EXERCISES AND HOLDINGS

     No incentive stock options were granted to the named executive officers under the 1988 Incentive Stock Option Plan of Central Bancorporation, Inc. (the "1988 Plan") during the fiscal year ended December 31, 1995.

     The following table provides information with respect to the named executive officers concerning the exercise of incentive stock options during the last fiscal year and unexercised incentive stock options held as of the end of the last fiscal year under the 1988 Plan:

                          AGGREGATED OPTION EXERCISES
                              IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

------------------------------------------------------------------------------------
                                                                       Value of
                                                   Number of          Unexercised
                                                  Unexercised        In-the-Money
                                                   Options at         Options at
                                                   FY-End (#)         FY-End ($)
                                             ---------------------------------------
                        Shares
                     Acquired on      Value       Exercisable/       Exercisable/
       Name          Exercise(#)   Realized($)   Unexercisable    Unexercisable/(1)/
------------------------------------------------------------------------------------


J. Andy Thompson        -0-          -0-        11,110/-0-/(2)/         $ 68,882/-0-

 Stuart W. Murff        -0-          -0-          -0-/-0-                   -0-/-0-

Brian W. Garrison       -0-          -0-          -0-/-0-                   -0-/-0-

 Michael J. Tyler       -0-          -0-          -0-/-0-                   -0-/-0-

  Tom F. Turner         -0-          -0-        12,000/-0-/(3)/         $114,000/-0-


---------------------------

(1) Market value of underlying securities as of the fiscal year-end ($26.00), minus the exercise or base price.

(2)  Mr. Thompson's options are exercisable at $19.80 per share.

(3)  Mr. Turner's options are exercisable at $16.50 per share.

LONG-TERM INCENTIVE PLANS

     On September 20, 1993 the Corporation adopted the Executive Deferred Compensation Plan of Central Bancorporation, Inc. (the "CBI Plan"). On April 21, 1993 Central Bank & Trust adopted the Executive Deferred Compensation Plan of Central Bank & Trust (the

"Bank Plan"). The CBI Plan and the Bank Plan are hereinafter collectively referred to as the "Deferred Compensation Plans." The following table provides information with respect to cumulative awards made to the named executive officers under such Deferred Compensation Plans through fiscal year 1995:

                           LONG-TERM INCENTIVE PLANS
                   CUMULATIVE AWARDS THROUGH FISCAL YEAR 1995

-------------------------------------------------
                                                         Estimated Future Payouts Under
                                                           Non-Stock Price-Based Plans
                                                   ----------------------------------------------
                      Number of
                       Shares,     Performance or
                       Units or     Other Period
                        Other          Until
                        Rights       Maturation      Threshold       Target         Maximum
       Name              (#)       or Payout/(2)/  ($ or #)/(3)/  ($ or #)/(4)/  ($ or #)/(5)/
-------------------------------------------------------------------------------------------------
J. Andy Thompson        /(1)/        Contingent       $141,077       $141,077       $540,060

Stuart W. Murff         /(1)/        Contingent       $ 75,682       $ 75,682       $359,899

Brian W. Garrison       /(1)/        Contingent       $101,738       $101,738       $244,172

Michael J. Tyler        /(1)/        Contingent       $ 34,337       $ 34,337       $136,075

Tom F. Turner           /(1)/        Contingent       $ 61,043       $ 61,043       $244,172


----------------------------

(1) The CBI Plan and Bank Plan (see detailed discussion at pages 20 to 24 of this Proxy Statement) provide for deferred compensation payments to the named executive officers that are based on: (i) a percentage of the earnings of the Corporation and Central Bank & Trust, with different percentages assigned to the various categories of named executive officers and certain minimum earnings required for the named executive officers to receive a credit to their accounts (the "Percentile of Earnings"); (ii) the actual earnings per share of the Corporation or Central Bank & Trust as compared to the planned earnings per share of the Corporation or Central Bank & Trust, as set forth in the Deferred Compensation Plans; (iii) the number of years the named executive officers are credited with participation in the Deferred Compensation Plans; and (iv) the type of event that causes a payment to be made (the "Triggering Event").

(2) The payment date for amounts due under the Deferred Compensation Plans is February 28, 1998 (the initial termination date for each Deferred Compensation Plan), but a later payment date is established if the Deferred Compensation Plan is extended and an earlier payment date is established on the occurrence of a Triggering Event (see detailed discussion at pages 22 to 24 of this Proxy Statement).

(3) The threshold amount payable under the Deferred Compensation Plans is determined with reference to the actual and planned earnings per share of the Corporation and Central Bank & Trust for 1995 and prior plan years.
     The calculation of the amounts set forth above assumes that the named executive officer will terminate employment prior to December 31, 1996 (excluding a termination for cause). The Deferred Compensation Plans do not provide for a minimum payment if predetermined levels of earnings are not reached, but a minimum payment is reflected above because minimum performance targets were met for 1993, 1994 and 1995. If a named executive officer is employed on December 31, 1996, a new calculation will be made utilizing the Percentile of Earnings applicable for 1996, actual earnings per share for 1996, planned earnings per share for 1996, and the Cumulative Earnings Per Share Variance (as defined in the Deferred Compensation Plans) from calendar years 1993, 1994 and 1995 ($0.90, $0.14 and $0.07 per share under the CBI Plan and $0.83, $0.11 and $0.09 per share under the Bank Plan).

(4) Specified performance targets were met under both Deferred Compensation Plans for calendar years 1993, 1994 and 1995, and the target amounts reflect what would be paid to a named executive officer on a termination of employment prior to December 31, 1996, excluding a termination for cause (which results in no payment) and the occurrence of a "Sale of CBI," a specific type of Triggering Event (see discussion at pages 22 to 24 of this Proxy Statement and footnote (5) below). New calculations will be made under the Deferred Compensation Plans for those employed on December 31, 1996, and these amounts may be more or less than those shown above.

(5) The maximum amount payable under the Deferred Compensation Plans, as calculated for calendar year 1995, would result only in the event of a Sale of CBI prior to December 31, 1996. These amounts may be more or less in the event of a Sale of CBI after December 31, 1996.

PENSION PLAN

     The following table shows the estimated annual pension benefits payable to a participant in the Corporation's qualified defined benefit pension plan (the "Pension Plan") at normal retirement age (age 65), based on a participant's compensation that is covered under the Pension Plan, and years of service with the Corporation and its subsidiaries.

                               PENSION PLAN TABLE


 Highest Five-
 Year Average
 Remuneration        Years of Credited Service at Retirement

                   15        20        25        30        35
----------------------------------------------------------------
   $125,000      $30,124  $ 41,415  $ 52,706  $ 63,998  $ 63,998

   $150,000       36,686    50,415    64,144    77,873    77,873

   $175,000       43,249    59,415    75,581    91,748    91,748

   $200,000       49,811    68,415    87,019   105,623   105,623

   $225,000       56,374    77,415    98,456   119,498   119,498

   $250,000       62,936    86,415   109,894   133,373   133,373

   $300,000       76,061   104,415   132,769   161,123   161,123


-----------------------

     NOTE: Benefits under the Pension Plan are subject to the maximum annual benefit limitation under Section 415 of the Internal Revenue Code of 1986 (the "Code") of $120,000 during 1995. In addition, compensation that can be considered by the Pension Plan is limited during 1996 to $150,000, as provided by Section 401(a)(17) of the Code. These limitations are subject to annual cost-of-living adjustments. In addition, the Corporation has adopted the Restoration Plan, a non-qualified plan that pays to certain officers amounts restricted by the Code. Therefore, the benefits shown above represent the total amounts payable from both plans.

     A participant's compensation for purposes of the formula utilized by the Pension Plan includes the salary, bonus and elective employee salary deferrals under Section 401(k) of the Code reported in Columns (c) and (d) of the Summary Compensation Table. However, Column (c) of the Summary Compensation Table also includes certain benefits under a deferred compensation plan for named executive officers that are not treated as compensation for purposes of the Pension Plan.

     The benefit levels in the Pension Plan Table assume continued existence of the current plan without substantial change, and payment of benefits in the form of a single life annuity. A participant's normal retirement benefit is not subject to any deductions or other offsets.

     Annual compensation that is covered under the Pension Plan, and credited years of service as of December 31, 1995, for the named executive officers are as follows: J. Andy Thompson, $301,233.53 (28 years); Stuart W. Murff, $238,552.84 (3 years); Brian W. Garrison, $182,046.20 (7 years); Michael J.
Tyler $134,441.86 (7 years); and Tom F. Turner, $180,522.27 (14 years).

RESTORATION PLAN

     The Board has adopted the non-qualified Restoration Retirement Plan for Certain Employees of Central Bancorporation, Inc. (the "Restoration Plan") effective January 1, 1994, that reinstates retirement benefits to certain executive officers of the Corporation whose benefits are restricted under the limitations set forth in Section 415 or Section 401(a)(17) of the Code. The compensation covered by the Restoration Plan is the same as a participant's compensation for purposes of the Pension Plan. All of the named executive officers, except Michael J. Tyler, are participants in the Restoration Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following served as members of the Compensation Committee during fiscal year 1995: Ervin D. Cruce (Chairman), Nancy W. Smith and F. D. Thompson, Jr. Mr. Thompson is a former officer of the Corporation.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") is comprised of three non-employee members of the Board. Among other duties, the Committee reviews and recommends to the Board all aspects of compensation for the five named executive officers of the Corporation.

     The Corporation retained the services of a compensation consulting firm to assist the Committee in connection with the performance of its review of salaries and other benefits paid to the five named executive officers of the Corporation. The consulting firm provided compensation surveys and other advice to the Committee as to the reasonableness of the salaries and other benefits paid to the named executive officers of the Corporation. In doing so, the consulting firm took into account how such compensation compared with the amount of compensation paid by competing companies as well as with the Corporation's own performance.

     The compensation policy of the Corporation, which is endorsed by the Committee, is that a substantial portion of the annual compensation of each named executive officer relate to and be contingent on the performance of the Corporation, as well as the individual contribution of each officer. As a result, much of a named executive officer's compensation is "at risk," with annual bonus compensation ranging from 30% to 50% of base compensation for the Chairman of the Board and ranging at lower percentages of base compensation for the other four named executive officers of the Corporation.

     The consulting firm reviewed the compensation of the named executive officers for 1995 and reported to the Committee that, in the firm's opinion, the salaries of all such named executive officers were generally reasonable as compared to the salaries paid by similarly sized companies.

     As a result of the previously mentioned surveys, the Chief Executive Officer's salary was increased and the other named executive officers' salaries were either retained at their previous years' levels because of comparable market levels or increased as appropriate. The individual performance of each named executive officer was also considered.

     Under the Corporation's annual bonus plan, bonuses are paid only if the Corporation realizes targeted income. The Corporation exceeded targeted income in 1995, and, therefore, the five named executive officers were eligible for bonus compensation. The amount of bonuses paid under the Corporation's annual bonus plan is based on both the performance of the named executive officers and the performance of the Corporation. For fiscal year 1995 bonuses were awarded to the Chief Executive Officer and the four other named executive officers of the Corporation within the ranges recommended by the consulting firm and incorporated into the Corporation's policy with respect to the payment of bonuses.

                              Compensation and Benefits Committee
                              of the Board of Directors

                              Ervin D. Cruce (Chairman)
                              Nancy W. Smith
                              F. D. Thompson, Jr.

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Common Stock of the Corporation with that of the MG Industry Group 047 - West South Central Banks Index, a bank stock index published by Media General Financial Services, Inc., and the American Stock Exchange Index, a broad market index published by the American Stock Exchange. The comparison for each of the periods assumes that $100 was invested on December 31, 1990 in each of the Common Stock of the Corporation, the stocks included in the MG Industry Group 047 - West South Central Banks Index, and the stocks included in the American Stock Exchange Index. These indexes, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               AMONG THE CORPORATION, THE MG INDUSTRY GROUP 047 -
                        WEST SOUTH CENTRAL BANKS INDEX,
                     AND THE AMERICAN STOCK EXCHANGE INDEX


                             [GRAPH APPEARS HERE]




--------------------------------------------------------------------------
                      1990     1991     1992     1993     1994     1995
--------------------------------------------------------------------------
Corporation          $100.00  $ 83.06  $105.46  $153.33  $190.83  $207.46
--------------------------------------------------------------------------
MG Industry Group    $100.00  $168.59  $288.25  $338.13  $156.55  $187.92
047 - West South
Central Banks
--------------------------------------------------------------------------
American Stock       $100.00  $123.17  $124.86  $148.34  $131.04  $168.90
 Exchange
--------------------------------------------------------------------------

TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

          The Corporation has entered into termination of employment and change in control agreements with certain of its employees, as more fully described below. While these agreements were not entered into to deter takeovers, they may have an incidental anti-takeover effect by making it more expensive for a bidder to acquire control of the Corporation.

          THE CBI PLAN AND THE BANK PLAN.  On September 20, 1993 the Corporation
          ------------------------------
adopted the Executive Deferred Compensation Plan of Central Bancorporation, Inc. (the "CBI Plan"). On April 21, 1993 Central Bank & Trust adopted the Executive Deferred Compensation Plan of Central Bank & Trust (the "Bank Plan"). The CBI Plan and the Bank Plan are hereinafter collectively referred to as the "Deferred Compensation Plans."

          The CBI Plan is administered by the Compensation Committee of the Board of Directors of the Corporation (the "CBI Committee") and the Bank Plan is administered by the Compensation and Benefits Committee of the Board of Directors of Central Bank & Trust (the "Bank Committee"). The CBI Committee and the Bank Committee are hereinafter collectively referred to as the "Committees."

          The initial term of each of the Deferred Compensation Plans is five years (ending February 28, 1998), subject to extension for an unlimited number of additional one year periods and subject to earlier termination at any time during the initial or any extended term, in the sole discretion of the Committees.

          The obligations of the Corporation and Central Bank & Trust under the Deferred Compensation Plans to pay deferred compensation to participants thereunder constitute an unfunded unsecured promise to pay compensation in the future to the participants. Any deferred amounts remain the general assets of the Corporation and Central Bank & Trust and are subject to the claims of the Corporation's and Central Bank & Trust's creditors.

          Pursuant to the terms of the Deferred Compensation Plans, the Committees have selected each of the named executive officers to participate in the Deferred Compensation Plans, and a participation account has been established for each named executive officer. A named executive officer's account is utilized solely as a device for the measurement and determination of the amount of deferred compensation to be paid to him upon the occurrence of certain events. The account is not treated as a trust fund for the participant, and the participant has no ownership rights with respect to the account.

          Amounts credited to a participant's account are determined under a formula that considers: (i) earnings per share; (ii) the difference in earnings per share and planned earnings per share as defined in the Deferred Compensation Plan for the year in question; (iii) shares outstanding each year; and (iv) a percentage of the foregoing. The percentage factor in the formula changes each year, and the percentage applicable to a particular named executive officer depends on the office held. Credits to the participants' accounts, if any, are determined on an annual basis, may be suspended if certain earning levels are not reached, and are non-cumulative. If the participant's employment is terminated for cause, all credits to his account are forfeited.

          For each calendar year during which a named executive officer participates in the CBI Plan, his account is credited with an amount equal to:

          (i) the sum of (A) the earnings per share of the Corporation for the calendar year in question plus (B) the Cumulative Earnings Per Share Variance (defined below); multiplied by

         (ii) the number of shares of common stock of the Corporation issued and outstanding at the end of the calendar year in question; multiplied by

        (iii) the applicable percentage (as set forth in the CBI Plan) for such participant for the calendar year in question (the "Percentile of Earnings").

The "Cumulative Earnings Per Share Variance" is defined as the sum of (i) the planned earnings per share of the Corporation (as set forth in the CBI Plan) less (ii) the earnings per share of the Corporation for each calendar year in which the named executive officer is credited with participation in the CBI Plan. However, if the earnings per share of the Corporation for a calendar year are less than 85% of the planned earnings per share for such calendar year and the Cumulative Earnings Per Share Variance is negative after taking into account the variance for such calendar year, the Cumulative Earnings Per Share Variance at the end of such calendar year is deemed to be zero for such calendar year and for carry-forward purposes of determining the Cumulative Earnings Per Share Variance in future calendar years.

     For each named executive officer that is a participant under the Bank Plan, the amount credited to his account for each calendar year is calculated in the same fashion, except that the earnings per share of Central Bank & Trust are used instead of the earnings per share of the Corporation and the planned earnings per share of Central Bank & Trust (as set forth in the Bank Plan) are used instead of the planned earnings per share of the Corporation.

     If the earnings per share of the Corporation or Central Bank & Trust, as the case may be, for a calendar year are less than 85% of the planned earnings per share (as defined in the Deferred Compensation Plans) for such calendar year, no amount is credited to the account of a participant for such calendar year; however, the amount credited to the account for a prior calendar year, if any, remains in the account. In such event, the Percentile of Earnings for the calendar year in question is carried forward and used for the next subsequent calendar year in which the 85% level is met. The Percentile of Earnings for the subsequent calendar years are carried forward in a similar fashion.

     Participants in the Deferred Compensation Plans are entitled to distributions on the occurrence of certain "Triggering Events." "Triggering Events" under the Deferred Compensation Plans are defined as the occurrence of any one of the following events:

          (i) termination of employment of a participant for any reason other than cause;

         (ii)  death of a participant;

        (iii)  disability of a participant;

         (iv)  a Sale of CBI; and

          (v) the expiration of the initial or, if applicable, the last of any extended term of the Deferred Compensation Plans.

     A "Sale of CBI" is defined to include both (i) the merger or consolidation of the Corporation or Central Bank & Trust with, or the sale of all or substantially all of the assets of the Corporation or Central Bank & Trust to, another corporation, as a result of which merger, consolidation or sale less than 20% of the voting stock or other interest in the surviving corporation or entity continues to be owned by shareholders of the Corporation or Central Bank & Trust, as the case may be, immediately prior to such merger, consolidation or sale and (ii) the acquisition by a third party of more than 80% of the outstanding voting stock of the Corporation or Central Bank & Trust, other than by any member of the Thompson family.

     Upon the occurrence of a Triggering Event a participant under the Deferred Compensation Plans is entitled to a distribution of all or a part of the amount credited to his account. For the amounts payable to the named executive officers upon the occurrence of a Triggering Event in 1996, see the table under "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Long-Term Incentive Plans." All distributions under the Deferred Compensation Plans are payable in cash.

     If the Triggering Event is an event other than a Sale of CBI, the participant's distribution amount is obtained by dividing the account balance by five and multiplying the resulting amount by the number of calendar years the participant is credited with participation in the Deferred Compensation Plans, up to a maximum of five. The resulting distribution is payable in four equal annual installments.

     If the Triggering Event is a Sale of CBI, the participant's distribution is the amount credited to his account as of the end of the immediately preceding calendar year. The amount is payable in full upon the occurrence of the Triggering Event.

     To provide a fund for distributions due and payable under the Deferred Compensation Plans upon the death of a participant, the Corporation and Central Bank & Trust may, but are not obligated to, apply for insurance on the lives of any of the participants.

     The Corporation has entered into an agreement with Brian W. Garrison, Vice Chairman of the Board of Central Bank & Trust, pursuant to which he will receive a one time payment if a Triggering Event (as defined in the Bank Plan) occurs. Although the condition precedent to such payment is defined by reference to the Bank Plan, this agreement is separate and distinct from the Bank Plan. If a Triggering Event occurs in 1996, the Corporation will be obligated to pay $70,000 under this separate agreement.

     THE EDC PLAN.  In 1985 the Corporation adopted the Executives' Deferred
     ------------
Compensation Plan, a nonfunded, nontrusted and nonqualified deferred compensation plan (the "EDC Plan"), for certain selected key employees of the Corporation and Central Bank & Trust. The EDC Plan is designed to provide supplemental retirement benefits and pre-retirement death benefits to participants. Participants may also be entitled to receive benefits upon termination of employment with the Corporation, voluntary termination of participation in the EDC Plan, or termination of the EDC Plan by the Corporation ("Early Termination Benefits"). The amount of the Early Termination Benefits is generally equal to the amount of the participant's cumulative deferred compensation plus interest thereon at 6% per annum. The retirement and death benefits payable under the EDC Plan to the participants are determined in accordance with a formula applied to the amount of monthly compensation deferred by the participant. The Corporation intends, but is not obligated, to fund its future obligations through the purchase of life insurance policies which are funded by a participant's deferred cash compensation and by contributions by the Corporation. The amount of the named executive officers' compensation deferred during 1995 pursuant to the EDC Plan is reflected in the Summary Compensation Table (see pages 12 to 14 of this Proxy Statement). During fiscal year 1995 the Corporation paid $7,777.49 in interest in connection with prior borrowings against the cash surrender value to finance the payment of premiums on life insurance policies purchased for the purpose of funding the EDC Plan.

     THE 1988 PLAN.  The 1988 Plan contains certain "change in control"
     -------------
provisions designed to attract and retain valued employees of the Corporation and to ensure that such employees' performance is not undermined by the possible threat or occurrence of a change in control. The 1988 Plan provides that in the event of a "change in control" of the Corporation (in the form of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation), any options granted under the 1988 Plan become fully exercisable, notwithstanding any vesting schedule relating to such options to the contrary.

     RESTORATION PLAN.  The Retirement Plan for Employees of Central
     ----------------
Bancorporation, Inc. (the "Pension Plan") is a defined benefit pension plan that provides annual pension benefits payable to the plan participants at normal retirement age (age 65), based on the participant's compensation that is covered under the Pension Plan, and years of service with the Corporation and its subsidiaries. Benefits under the Pension Plan are subject to the maximum annual benefit limitation under Section 415 of the Internal Revenue Code of 1986 (the "Code") of $120,000 during 1995. In addition, compensation that can be considered by the Pension Plan is limited during 1995 to $150,000, as provided by Section 401(a)(17) of the Code. These limitations are subject to annual cost-of-living adjustments.

     The Board has adopted the non-qualified Restoration Retirement Plan for Certain Employees of Central Bancorporation, Inc. (the "Restoration Plan") effective January 1, 1994, that reinstates retirement benefits to certain executive officers of the Corporation and its subsidiaries whose benefits under the Pension Plan are restricted as a result of the limitations set forth in
Section 415 or Section 401(a)(17) of the Code. All of the named executive officers, except Michael J. Tyler, are participants in the Restoration Plan.

     A participant's compensation that is used to determine benefits under the Restoration Plan is the same as that utilized by the Pension Plan to determine the participant's annual pension benefit. The benefits payable to a participant in the Restoration Plan are the benefits calculated for that participant under the Pension Plan, if the benefits under the Pension Plan were not limited by
Section 415 and Section 401(a)(17) of the Code, less the benefits otherwise payable to the participant under the Pension Plan. The benefits from the Restoration Plan are to be paid in the same manner and on the same terms that benefits are to be paid from the Pension Plan, unless there is a "Sale of CBI." If there is a Sale of CBI, and if a plan participant's service with the Corporation or one of its subsidiaries is terminated as a result of a Sale of CBI, then any benefits due to a participant from the Restoration Plan are to be paid in a single lump sum on the date that the participant terminates his or her employment.

     A "Sale of CBI" is defined to include both (i) the merger or consolidation of the Corporation or Central Bank & Trust with, or the sale of all or substantially all of the assets of the Corporation or Central Bank & Trust to, another corporation, as a result of which merger, consolidation or sale less than 20% of the voting stock or other interest in the surviving corporation or entity continues to be owned by shareholders of the Corporation or Central Bank & Trust, as the case may be, immediately prior to such merger, consolidation or sale and (ii) the acquisition by a third party of more than 80% of the outstanding voting stock of the Corporation or Central Bank & Trust, other than by any third party (or a group of third parties acting in concert) who owns of record and beneficially more than 30% of the outstanding voting stock of the Corporation or Central Bank & Trust as of January 1, 1994.

     To provide a fund for the benefits that are due and payable under the Restoration Plan, the Corporation has established the Trust Agreement for Restoration Plan for Certain Employees of Central Bancorporation, Inc. and Affiliates (the "Restoration Trust"). The Restoration Trust is irrevocable and can not be revoked by the Corporation, although it can be amended or terminated. In addition, the Restoration Plan will terminate if the Pension Plan terminates, or if as the result of a merger, consoli-dation or acquisition in which the Corporation is not the surviving corporation, the successor or acquiring corporation does not agree in writing to maintain the Restoration Plan. In the event of the Restoration Plan's termination, the payment of accrued benefits to plan participants will be made in a lump sum.

     The Corporation may, but is not obligated to, fund the Restoration Trust in order to meet its obligations pursuant to the Restoration Plan. The obligations of the Corporation to pay benefits to participants in the Restoration Plan is an unsecured promise to pay such benefits in the future. Any assets that would be used to pay these benefits, including any assets that are contributed by the Corporation to the Restoration Trust, remain a part of the general assets of the Corporation and are subject to the claims of the Corporation's creditors in the event of its insolvency. The Corporation shall be considered "insolvent" for the purposes of the Restoration Trust if it: (1) is unable to pay its debts as they become due, (2) is subject to a pending proceeding as a debtor under the United States Bankruptcy Code, or (3) is determined to be insolvent by applicable federal or state regulatory agencies.

                              CERTAIN TRANSACTIONS

     Certain of the officers, directors and principal shareholders (and their affiliates) of the Corporation and Central Bank & Trust have deposit accounts and other transactions with Central Bank & Trust, including loans in the ordinary course of business. All loans or other extensions of credit made by Central Bank & Trust to officers, directors and principal shareholders of the Corporation and Central Bank & Trust, and to affiliates of such persons, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with independent third parties and did not involve more than the normal risks of collectibility or present other unfavorable features.

     Central Bank & Trust expects to continue to enter into such transactions in the ordinary course of business on similar terms with officers, directors and principal shareholders (and their affiliates) of the Corporation and Central Bank & Trust.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices not later than November 8, 1996 for inclusion in the Corporation's Proxy Statement and accompanying proxy relating to the next Annual Meeting of Shareholders. It is anticipated that the next Annual Meeting of Shareholders will be held on April 2, 1997.

                                 ANNUAL REPORTS

          A copy of the Corporation's 1995 Annual Report on Form 10-K, including the financial statements required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Annual Report, which will be furnished upon payment of the Corporation's reasonable expenses in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to:

                          Central Bancorporation, Inc.
                          777 West Rosedale, Suite 320
                            Fort Worth, Texas 76104
                        Attention: Ms. Karen L. Sweeney


                                 BY ORDER OF THE BOARD OF DIRECTORS



                              By: /s/ J. Andy Thompson
                                 -----------------------------------
                                 J. Andy Thompson, Chairman of
                                 the Board and Chief Executive
                                 Officer
Fort Worth, Texas
March 7, 1996

                          CENTRAL BANCORPORATION, INC.
     Proxy Solicited on Behalf of the Board of Directors of the Corporation
                       For Annual Meeting of Shareholders
                                 April 3, 1996

     The undersigned hereby constitutes and appoints Nancy W. Smith, F. D. Thompson, Jr. and J. Andy Thompson, and each of them, proxies with full power of substitution, to vote, as directed below, all the shares of common stock of Central Bancorporation, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 5, 1996, at the Annual Meeting of Shareholders to be held at Central Bank & Trust, 777 West Rosedale, Fort Worth, Texas, at 2:00 p.m. on April 3, 1996, and at any adjournment or adjournments thereof.

     1. ELECTION OF DIRECTORS -- Nominees: Ervin D. Cruce, Robert M. Doby, Jr., Stuart W. Murff, Nancy W. Smith, C. Rhea Thompson, F. D. Thompson, Jr., J. Andy Thompson and Kelly R. Thompson

          MARK ONLY ONE BOX           VOTE FOR all nominees listed above, except
                               -----
          vote to be withheld from the following nominees, if any:

          ----------------------------------------------------------------------

                                      VOTE TO BE WITHHELD from all nominees.
                               -----

     2. APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS. Proposal to approve the appointment of KPMG Peat Marwick as independent auditors of the Corporation for the fiscal year ending December 31, 1996.

          FOR      AGAINST      ABSTAIN
              ---          ---          ---

     3. OTHER BUSINESS. In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
          FOR      AGAINST      ABSTAIN
              ---          ---          ---

     This proxy when properly executed will be voted as directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR all the nominees listed on the reverse side, FOR proposal 2 and, in the discretion of the persons designated herein as proxies, upon such other business as may come before the meeting and at any adjournment or adjournments thereof. The undersigned hereby revokes any proxy or proxies heretofore given and hereby confirms all that said attorneys and proxies, or any of them, or their substitutes may do by virtue hereof. In addition, receipt of the 1995 Annual Report, the Notice of Annual Meeting and the Proxy Statement of Central Bancorporation, Inc. dated March 7, 1996 is hereby acknowledged.


                                DATED                                     , 1996
                                     -------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------
                                           Signature of Shareholder(s)

                                ------------------------------------------------
                                                 Street Address

                                ------------------------------------------------
                                City                 State              Zip Code

Please date this proxy and sign your name exactly as it appears hereon, and mail today. When signing on behalf of a corporation, partnership, estate, trust, or the like, indicate title of persons signing. For joint accounts, each joint owner should sign.

                    PLEASE RSVP:  I       WILL       WILL NOT ATTEND THE
                                    -----      -----
                    SHAREHOLDERS' MEETING ON APRIL 3, 1996